SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only
(as	permitted by Rule 14a-6(e)(2))

☑    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

    Oxis International, Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 2002

Dear Shareholders:

Despite a difficult and challenging year on many fronts, the year 2001 included a number of significant accomplishments for OXIS International. The Company focused on streamlining its Research & Development activities, eliminating non-essential operating expenses, and maintaining a leading position in oxidative stress analysis, treatment and prevention. In addition, the Company enhanced the revenue stream from its Health Products Division, refocused its technology development programs, and, in the first quarter of 2002, added two new members to the Board and closed a round of financing.

Expense Management

In 2001, the Company’s R&D expenses were reduced from $1.9 million to $762,000. In addition, sales, general and administrative expenses declined by $1.0 million, to $2.287 million, with further reductions anticipated in 2002. Expense reductions were achieved through the closure of the OXIS Instruments Division, the Wellness Service Program, and the OXIS Therapeutic facility in the United Kingdom. During this time, the Company remained focused on assay kit development, resulting in the introduction of six new OXIS-developed assay products in 2001. OXIS management has implemented an R&D strategy that will continue to focus on the less capital-intensive development of assays, while exploring industry partnerships for the development and testing of some of its therapeutic technology assets.

Expanded OXIS International Management and Board

Ray Rogers, founder of OXIS International in 1994, reassumed President and CEO positions with the Company in August of 2001. In addition, Marvin S. Hausman, M.D. and Mr. Thomas M. Wolf were appointed to the OXIS Board in March of 2002.

Dr. Hausman has served as a Director, President and C.E.O. of Axonyx, Inc., since January 1997. He has 30 years of drug development and clinical care experience at various pharmaceutical companies, including Bristol-Myers International, Mead-Johnson Pharmaceutical Company and Medco Research, Inc.

Mr. Wolf is C.E.O. and managing director of Xenos Bioresources, Inc., of Santa Barbara, CA. Mr. Wolf has more than 30 years experience in the biotechnology, biopharmaceutical, veterinary and nutraceutical industries at companies such as Orsynex Corporation, Sigma Chemical Company and Parke Davis & Co.

These new members join existing Board members Richard A. Davis, Stuart S. Lang and Dr. Timothy C. Rodell to round out the OXIS Board.

Technologies and Product Development

For the foreseeable future, OXIS will focus its resources on the development and advancement of the following OXIS technologies and products:

•
L-Ergothioneine: OXIS has developed a proprietary method for commercially producing this powerful, naturally occurring antioxidant molecule. As the primary world-wide source for this molecule, the Company is well positioned to provide commercial quantities for applications such as skin care in the cosmetic industry (Ergothioneine is currently in use as an anti-aging agent in skin care products by two major international cosmetics companies), and nutritional supplements (this potent antioxidant cannot be synthesized by the human body and must be ingested from dietary sources). Other potential ergothioneine applications include therapeutic treatment of cataracts and neurodegenerative diseases.

•	Palosein: The Company plans to re-launch this proven anti-inflammatory to address worldwide market opportunities in the veterinary industry.

•
Last year revenues from OXIS Health Products increased 16%, to sales of more than $1.6 million. This segment of the Company’s business is expected to expand further, providing a sustainable revenue stream. We expect that increased revenue will be generated from new assay products currently under development at OXIS and potentially the migration of existing OXIS assays from R&D applications to higher-volume clinical use.

•
Longer term, the Company will continue to explore licensing its therapeutic technologies and patents to further test and develop these significant corporate assets. OXIS is seeking strategic partners to further test its lead compound BXT-51072, which has shown positive, results for the treatment of inflammatory bowel disease in its Phase IIA clinical trial. Strategic partnerships are also being explored to begin pre-clinical evaluation of the lipid soluble antioxidants (LSA’s), a series of proprietary therapeutic molecules developed by OXIS to address central nervous system and cardiovascular diseases.

With reduced expenses and renewed focus on its core diagnostic, therapeutic and nutraceutical oxidative-stress technologies, the Company was able to attract $1.5 million in funding on March 1, 2002. Additional funding will be necessary in 2002 to further the Company’s technology portfolio and expand its marketing programs.

We remain convinced, based on current scientific data, that the causes of many diseases, as well as the aging process itself, involve the production of free radicals, which causes oxidative stress. OXIS has invested significant resources to build a substantial patent position in antioxidant therapeutic technology and selected oxidative stress assays. Today, OXIS International’s technologies have a leading position in the research, diagnostic, prevention and treatment of oxidative stress conditions.

I look forward to meeting with you at the annual shareholders meeting to further discuss OXIS’ plans for moving its programs forward.

Ray R. Rogers
President & CEO
OXIS International, Inc.

SKU: 2710-SL-02

OXIS INTERNATIONAL, INC.
6040 N. Cutter Circle, Suite 317
Portland, Oregon 97217

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 14, 2002

To the Stockholders of OXIS International, Inc.:

The Annual Meeting of Stockholders of OXIS International, Inc., a Delaware corporation, will be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington Street, Portland, Oregon 97205, on Friday, June 14, 2002 at 1:30 p.m. (local time), for the following purposes:

1.	Electing a Board of six (6) directors to serve for the ensuing year and until their successors are elected;

2.
Approving an amendment of the Company’s 1994 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,000,000 shares, to an aggregate of 4,250,000 shares; and

3.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

The Company’s Common Stockholders and holders of Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof. For a period of ten days prior to the meeting, a complete list of such stockholders is open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, located at 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217.

A Proxy Statement and Proxy are enclosed with this Notice.

By	Order of the Board of Directors

Ra	y R. Rogers
Ch	airman, President and Chief Executive Officer

Dated: May 6, 2002

You are urged to fill in, sign, date and mail the enclosed Proxy as soon as possible. If you attend the meeting and vote in person, the Proxy will not be used. If the Proxy is mailed in the United States in the enclosed envelope, no postage is required. The prompt return of your Proxy will save the expense involved in further communication.

OXIS INTERNATIONAL, INC.
6040 N. Cutter Circle, Suite 317
Portland, Oregon 97217

PROXY STATEMENT

This Proxy Statement is furnished to you in connection with the solicitation by the Board of Directors of OXIS International, Inc., a Delaware corporation (“OXIS” or the “Company”), of Proxies in the accompanying form to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Fifth Avenue Suites Hotel, 506 S.W. Washington Street, Portland, Oregon 97205, on Friday, June 14, 2002 at 1:30 p.m. (local time) and at any subsequent time which may be necessary by the adjournment or postponement thereof.

If you were a holder of record of Common Stock, Series B Preferred Stock, Series C Preferred Stock or Series F Preferred Stock of the Company (collectively, the “Voting Stock”) at the close of business on April 17, 2002 (the “Record Date”), you are entitled to vote at the Annual Meeting and your presence is desired. However, to assure your representation at the Annual Meeting, you are urged by the Board of Directors of the Company (the “Board of Directors”) to sign and return the enclosed Proxy as soon as possible. You can, of course, revoke your Proxy at any time before it is voted if you so desire, either in person at the meeting or by delivery of a duly executed written statement to that effect delivered to the Secretary of the Company.

The Company is paying all costs of the solicitation of Proxies, including the expenses of printing and mailing to its stockholders this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the Securities and Exchange Commission, in sending Proxies and proxy materials to the beneficial owners of the Voting Stock. Directors, officers and employees of the Company may also solicit Proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as directors, officers or employees.

At the close of business on the Record Date, 9,761,792 shares of Common Stock, 428,389 shares of Series B Preferred Stock, 296,230 shares of Series C Preferred Stock and 1,500,000 shares of Series F Preferred Stock were outstanding. Shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series F Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock outstanding as of the Record Date is entitled to one vote. Each share of Series B Preferred Stock outstanding as of the Record Date is entitled to .20 votes resulting in a total of 85,678 votes for all of the Series B Preferred Stock outstanding. Each share of Series C Preferred Stock outstanding as of the Record Date is entitled to the number of votes equal to the number of shares of Common Stock into which the Series C Preferred share is convertible, times 1.30, divided by the average closing bid price of the Company’s Common Stock during the fifteen (15) consecutive trading days immediately prior to the date such share of Series C Preferred Stock was purchased. As of the Record Date, each share of Series C Preferred Stock is entitled to .2222 votes, resulting in a total of 65,837 votes for all of the Series C Preferred Stock outstanding. Each share of Series F Preferred Stock outstanding as of the Record Date is entitled to the number of votes equal to the largest number of whole shares of Common Stock into which the Series F Preferred share is convertible. As of the Record Date, each share of Series F Preferred Stock is entitled to 10 votes, resulting in a total of 15,000,000 votes for all of the Series F Preferred Stock outstanding.

This Proxy Statement and the enclosed Proxy are first being mailed to the stockholders of the Company on or about May 6, 2002.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received at the Company’s executive offices on or before January 6, 2003, for inclusion in the Company’s Proxy Statement with respect to such meeting.

PROXIES AND VOTE REQUIRED

Proxies

The Board of Directors selected the persons named as proxies for the Annual Meeting in the enclosed proxy card (Stuart S. Lang, Secretary and Director, and Richard A. Davis, Director).

Voting of Proxies

All properly executed Proxies that are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of Proxy will be voted FOR approval of the proposals in accordance with the recommendation of the Board of Directors. Any stockholder signing a Proxy has the power to revoke it prior to the Annual Meeting, or at the Annual Meeting, prior to the vote pursuant to instructions contained in the Proxy. A Proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Vote Required

Approval of Proposal 1 (Election of Directors) requires a plurality of the votes of the shares of Voting Stock present at the Annual Meeting in person or represented by Proxy and entitled to vote thereon. If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected. Accordingly, shares not voted in the election of directors (including shares covered by a Proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a Proxy as to which authority is withheld to vote for only one or fewer than all of the identified nominees) will not prevent the election of any of the nominees for director. Approval of Proposal 2 (Amendment of the OXIS 1994 Stock Incentive Plan) requires the affirmative vote of the majority of shares of Voting Stock present at the Annual Meeting in person or represented by Proxy and abstentions will be treated as votes against. For any other matter submitted to stockholders at the Annual Meeting, if a quorum is present, the affirmative vote of the majority of the shares voted is required for approval. As a result, abstention votes have the effect of a vote against such matters.

The presence in person or by Proxy of a majority of the shares of the Voting Stock outstanding and entitled to vote at the Annual Meeting is required for a quorum. Abstentions are treated as present for quorum purposes, but broker non-votes are not. A majority of the outstanding shares of Voting Stock (expressed as common stock equivalents) means at least 12,456,654 shares of Voting Stock.

Effect of Broker Non-Votes

“Broker Non-Votes” occur when a broker holding shares of stock in street name withholds its vote on certain non-routine matters because the broker has not received instructions from the beneficial owner of those shares of stock and does not have discretionary authority to vote on such non-routine matters without such instructions. Brokers holding shares of stock in street name must receive specific instructions from the beneficial owners in order to have the authority to vote, in person or by Proxy, on certain “non-routine” matters. When a beneficial owner does not give specific instructions to the broker, the broker, as the holder of record, is entitled to vote only on “routine” matters and must withhold its votes as to any non-routine matters. When a Proxy solicitation includes a non-routine proposal and the broker does not receive specific instructions from the beneficial owner, the resulting Proxy is considered a “limited Proxy.” Shares represented by limited Proxies are considered present for quorum purposes. However, shares represented by limited Proxies are not considered present for purposes of determining the total number of shares with voting power present at a meeting with regard to a non-routine proposal. The resulting broker non-vote will not be counted for or against such non-routine proposal. Where non-routine proposals require the affirmative vote of a majority of the outstanding stock entitled to vote thereon, limited Proxies are included in the number of shares outstanding with voting power and as a result will be counted against such non-routine proposal.

Proposal 1 (Election of Directors) is a “routine” matter upon which brokers can cast votes with or without specific instructions from the beneficial holders and such brokers’ votes will be counted for purposes of determining whether such Proposal has been approved. Proposal 2 (Amendment of the OXIS 1994 Stock Incentive Plan) is a “non-routine” proposal. Shares represented by limited Proxies will not be considered present for purposes of determining the total number of shares with voting power present with regard to this proposal. Consequently, Broker non-votes will not be counted for or against this proposal.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

The Board of Directors currently consists of six individuals, all of whom have been nominated for election at the Annual Meeting. Unless otherwise instructed, the Proxy holders will vote the Proxies held by them for the Company’s six nominees. If any such nominee is unable or declines to accept nomination or election, the Proxies will be voted for any nominee who may be recommended by the present Board of Directors. Directors are to be elected to hold office until the next annual meeting of Stockholders or until their respective successors have been elected and qualified. The names and ages of the six nominees for director are set forth below:

Name	Age	Position	Director Since
Ray R. Rogers	62	Chairman of the Board, President and Director(1)	1994
Richard A. Davis	66	Director(1)(2)	1998
Timothy C. Rodell	51	Director	2000
Stuart S. Lang	65	Secretary and Director(2)	1996
Marvin S. Hausman	60	Director(3)	2002
Thomas M. Wolf	58	Director(2)(3)	2002

(1)	Member of Executive Committee in 2001; the Board of Directors deactivated this Committee effective April 8, 2002
(2)	Member of Audit and Compensation Committees; Mr. Wolf was appointed to the Audit and Compensation Committees on April 8, 2002
(3)	Appointed to the Board of Directors March 7, 2002; not previously elected by the stockholders

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Securities

Common Stock

The following table sets forth certain information, as of April 1, 2002, with respect to persons known to the Company to be the beneficial owner, directly and indirectly, of more than five percent of the Company’s Common Stock and beneficial ownership of such Common Stock by directors and executive officers of the Company.

Name and, as appropriate, address of beneficial owner	Amount and nature of beneficial ownership		Percent of class(1)

Meridian Financial Group, L.L.P. 516 West Sprague Spokane, WA 99201	16,500,000	(2)	53.74%

Pictet & Cie 29 Bd Georges Favon P.O. Box 5130 1204 Geneva, Switzerland	2,059,030	(3)	6.71%

Joseph F. Bozman, Jr.	18,000	(4)	*

Richard A. Davis	12,340	(4)(6)	*

Marvin S. Hausman	2,750,550	(2)	8.96%

Stuart S. Lang	12,400	(4)	*

Jon S. Pitcher	194,858	(4)	*

Humberto V. Reyes	280,000	(4)	*

Dr. Timothy C. Rodell	224,472	(4)	*

Ray R. Rogers	1,065,347	(4)(5)	3.47%

Thomas M. Wolf	—		—

Executive officers and directors as a group—9 persons	4,557,967	(7)	14.85%

*	Less than one percent.

(1)
As required by regulations of the Securities and Exchange Commission, the number of shares in the table includes shares which can be purchased within 60 days, or, shares with respect to which a person may obtain voting power or investment power within 60 days. Also required by such regulations, each percentage reported in the table for these individuals is calculated as though shares which can be purchased within 60 days have been purchased by the respective person or group and are outstanding.

(2)
Represents Dr. Hausman’s indirect beneficial ownership of Common Stock by reason of his ownership interests in Meridian Financial Group, L.L.P. Dr. Hausman is a limited partner in Meridian which owns all 1,500,000 shares of the Company’s Series F Preferred Stock issued and outstanding and a Common Stock purchase warrant for 1,500,000 shares (Dr. Hausman’s limited partnership percentage interest is 3.3%). Each share of Series F Preferred Stock is presently convertible into ten shares of Oxis common stock. Dr. Hausman is also the President of Triax Capital Management, Inc., which is the Managing Partner of Meridian Financial Group, L.L.P. Triax’s partnership interest is 13.3%. For further information about Meridian Financial Group, L.L.P., see discussion below in this table under the heading “Series F Preferred Stock”.

(3)	The holdings of Pictet & Cie include warrants exercisable for 1,190,309 shares of Common Stock.

(4)
The holding of director Bozman include 15,000 shares of Common Stock subject to options. The holdings of director Davis include 10,000 shares of Common Stock subject to options. The holdings of director Lang include 12,000 shares of Common Stock subject to options. The holding of Jon S. Pitcher include 194,000 shares of Common Stock subject to options. The holdings of director Rodell include 223,472 shares of Common Stock subject to options. The holdings of Humberto V. Reyes include 280,000 shares of Common Stock subject to options. The holdings of Ray R. Rogers include 947,988 shares of Common Stock subject to options.

(5)	Included are 2,000 shares of Common Stock owned by his individual retirement account, as to which Mr. Rogers exercises voting and investment power.

(6)	Mr. Davis’ holdings include 2,340 shares of Common Stock owned by Mr. Davis jointly with his spouse.

(7)	Includes 1,932,510 shares of Common Stock subject to options.

Series B Preferred Stock

The following table sets forth certain information, as of April 1, 2002, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company’s Series B Preferred Stock.

Name and address	Amount and nature of beneficial ownership	Percent of class
S.R. One Limited 200 Barr Harbor Drive, Suite 250 W. Conshohocken, PA 19428	428,389	100.00	%(1)

(1)
S. R. One Limited owns beneficially 581,200 shares of Common Stock, including the 85,678 shares receivable upon conversion of the Series B Preferred and 177,812 shares subject to its Common Stock purchase warrant.

Series C Preferred Stock

The following table sets forth certain information, as of April 1, 2002, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company’s Series C Preferred Stock.

Name and address	Amount and nature of beneficial ownership	Percent of class
Rauch & Co. c/o State Street Bank & Trust 225 Franklin Street Boston, MA 02110	200,000	67.52%

American Health Care Fund, L.P. 2748 Adeline, Suite A Berkeley, CA 94703	77,000	25.99%

Megapolis BV Javastraaat 10 2585 The Hague, Netherlands	19,230	6.49%

Series F Preferred Stock

The following table sets forth certain information, as of April 1, 2002, with respect to persons known by the Company to be the beneficial owner of more than five percent of the Company’s Series F Preferred Stock.

Name and address	Amount and nature of beneficial ownership	Percent of class
Meridian Financial Group, L.L.P. 516 West Sprague Spokane, WA 99201	1,500,000	100.00%

Effective March 1, 2002, the Board of Directors established a new Series F Convertible Preferred stock, and in connection with that action sold 1,500,000 shares of Series F Preferred to Meridian Financial Group, L.L.P., a Nevada limited liability partnership (“Meridian”). Each share of Series F Preferred is entitled to vote on all matters submitted to the OXIS stockholders and is entitled to that number of votes equal to the number of votes that would be accorded to shares of common stock into which each such share of Series F Preferred could be converted. The current conversion rate is ten shares of common for each one share of Series F Preferred. Each share of Series F Preferred stock was sold for $1.00 cash. This sale transaction closed March 7, 2002. As a result of this transaction, Meridian effectively controls OXIS based upon the voting power represented by its Series F Preferred holdings. Giving effect to the conversion and common voting equivalents for each of the Series B Preferred, Series C Preferred and Series F Preferred, the total votes cast on any matter presented to the stockholders is currently 25,341,696 shares (all classes of voting securities combined), of which the Series F Preferred is entitled to vote 15,000,000 shares or 59% of the total. In addition, Meridian holds a warrant to purchase up to 1.5 million shares of common stock at a price per share of $1.00 cash. This warrant expires March 1, 2007. The Company’s agreement with Meridian also provides that Meridian shall be entitled to designate up to three seats on the OXIS Board of Directors out of a total of seven Board seats. If for any reason the total Board number of directorships is increased or decreased, Meridian is entitled to maintain its percentage representation (about 43%) on the Board of Directors. Meridian has not as yet designated its third representative to serve on the OXIS Board of Directors. The two designees of Meridian are Dr. Marvin S. Hausman and Thomas M. Wolf, each of whom is a nominee for election to the Board of Directors. Dr. Hausman maintains the positions and ownership interests in Meridian as hereinabove set forth under the discussion headed “Beneficial Ownership of Securities”.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is information regarding the nominees for director and the executive officers of the Company.

Ray R. Rogers
Age: 62

Chairman of the Board, President and Chief Executive Officer.    Mr. Rogers was the founder and Chairman of the Board of International BioClinical, Inc. (“IBC”) until 1994, when he became Chairman of OXIS International, Inc. Mr. Rogers became Chief Executive Officer of OXIS effective March 18, 1998. He also served as Chairman and President of DDI Pharmaceuticals, Inc. from 1993 until the completion of the acquisition of IBC and Bioxytech, which resulted in the creation of OXIS. Mr. Rogers served on the Supervisory Board of OXIS International, S.A., the Company’s French subsidiary, from 1994 until 1996. As part of a Board-approved plan to establish new senior management, Mr. Rogers resigned as President and Chief Executive Officer effective February 15, 2000, and as Chairman of the Board effective June 30, 2000. Pursuant to his Executive Separation and Employment Agreement dated April 3, 2000, Mr. Rogers then became a Special Advisor to the Company. He continued as a member of the Board of Directors. The new senior management plan, which was begun in early 2000, was not completed and, as a result, Joseph F. Bozman, Jr. was appointed as Chairman of the Board, President and CEO and served from August, 2000 through June 2001. Upon Mr. Bozman’s retirement from those positions, the Board appointed Mr. Rogers as the interim President, Chief Executive Officer and Chairman effective August 1, 2001. For further information regarding Mr. Rogers’ re-employment with OXIS, see discussion below under the heading “Employment Contracts”. Over the years Mr. Rogers has served on both for-profit and non-profit boards and has also been active in biotechnology in Oregon serving as Chairman of the Oregon Biotechnology Association during 1993 and 1994.

Richard A. Davis
Age: 66

Director.    Mr. Davis has retired as President and Chief Executive Officer of Pentzer Corporation, a private investment company and subsidiary of AVISTA Corp. He is currently involved as a private investor. He has 20 years of service with Pacific Northwest Bell (now a part of Qwest Communications). He served as Chief of Staff to former Washington Governor Booth Gardner, chief executive of the State of Washington’s Department of Labor and Industries and director of the state’s Office of Financial Management during the period January, 1985 to January, 1990. Mr. Davis received a B.S. degree from the University of Oregon and attended advanced programs at both the University of Illinois and Stanford University. He has served as an advisor to the Washington State Investment Board, served on the Board of Regents for Washington State University and the Washington Technology Alliance Board, as Chairman of the Association of Washington Business, and has served on the boards of several medical diagnostic companies.

Sharon Ellis
Age: 52

Chief Financial and Operating Officer.    Ms. Ellis was appointed to this executive position effective April 8, 2002. Ms. Ellis joined OXIS in April 2001. Ms. Ellis has over 25 years’ experience in positions of Financial and Operations management. Ms. Ellis has four years’ experience in the biotechnology field, another 12 years in medical related businesses, as well as substantial manufacturing experience. Ms. Ellis has expertise in the management of Operations, Information Technology, Human Resources, Accounting, Finance and Administration. For four years prior to joining OXIS, Ms. Ellis was the Chief Financial Officer for Allen Machinery/Systems, a business of FMC Food Tech.

Marvin S. Hausman, M.D.
Age: 60

Director.    Dr. Hausman has served since 1997, at various times, as a director and President and Chief Executive Officer of Axonyx, Inc., a public company listed on Nasdaq NM, and its predecessor, and currently serves in all three such positions. Dr. Hausman was a founder of Medco Research Inc., a pharmaceutical biotechnology company specializing in adenosine products. He has thirty years’ experience in drug development and clinical care. Dr. Hausman received his medical degree from New York University, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a lecturer, Clinical Instructor and Attending Physician at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a consultant on Clinical/Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb. Since October 1995 Dr. Hausman has been the President of Northwest Medical Research Partners, Inc., a medical technology and transfer company. He was a member of the board of directors of Medco Research, Inc., from May 1996 to July 1998. Dr. Hausman has been a member of the board of directors of Regent Assisted Living, Inc., a company specializing in building assisted living centers including care of senile dementia residents, since March 1996.

Stuart S. Lang
Age: 65

Director and Secretary.    Mr. Lang has worked in the accounting field for over 25 years. He has been a tax partner and subsequently partner in charge of the Portland office of a national CPA firm. He founded a local accounting firm, The Lang Group, in Portland, Oregon in 1985, and was managing member of that firm until 1997 when it combined with Moss Adams, LLP. Mr. Lang currently divides his time between public accounting and as an officer of a merger and acquisition advisory company. Mr. Lang is past Chairman of IA International, an international affiliation of independent accounting firms. He has served as a member of AICPA tax subcommittees, including Responsibilities in Tax Practice, and as chairman of the OSCPA Taxation and Estate Planning Committees. Mr. Lang also serves as the Secretary of the Company, which, under the Company’s governance structure, is not an executive officer.

Timothy C. Rodell
Age: 51

Director.    Board-certified in Internal Medicine and Pulmonary Medicine, Dr. Rodell received his M.D. from University of North Carolina School of Medicine in 1980. Dr. Rodell also served as a post-doctoral research fellow at the Webb-Waring Lung Institute in Denver, Colorado. Prior to joining OXIS, Dr. Rodell was the Executive Vice President of Operations and Product Development for Cortech, Inc. Dr. Rodell became Chief Technology Officer of the Company in the first quarter of 2000 and served in that position through October, 2000. Dr. Rodell was President of OXIS Therapeutics, Inc., during the period March, 1998 through October 2000 and was the Chief Operating Officer of OXIS from March 1, 1996 until March 18, 1998. From 1999 until early 2002, Dr. Rodell was President and Chief Executive Officer of RxKinetix, Inc. in Louisville, Colorado. He is currently Managing Partner of MTR, Inc., a healthcare consulting company.

Thomas M. Wolf
Age: 58

Director.    Since 1997 Mr. Wolf has served as the Chief Executive Officer and Managing Director of Xenos Bioresources, Inc., an importer of pharmaceutical and nutraceutical raw materials. Prior to his employment at Xenos, he worked for Parke-Davis, Wyeth, Pharmacia, Sigma Chemical and ISP. Mr. Wolf earned a B.A. in biology from Earlham College in 1965 and an M.B.A. in marketing from Wayne State University in 1975. He also pursued graduate studies at St. Louis University in the field of physiology in 1966.

BOARD AND COMMITTEE MEETINGS

The Board of Directors has a Compensation Committee, which administers the Company’s 1994 Stock Incentive Plan and other compensation plans and acts upon such other compensation matters as may be referred to it by the Board. The members of the Committee during 2001 were Messrs. Lang, Davis and Timothy G. Biro. The Compensation Committee met three times during 2001. Mr. Biro retired from the Board in March, 2002, and his vacancy on the Compensation Committee and the Audit Committee was filled by the appointment of Thomas M. Wolf on April 8, 2002.

The Board has an Audit Committee, which oversees the Company’s internal accounting procedures and consults with, and reviews the reports of, the Company’s independent accountants. The members of the Committee during 2001 were Messrs. Lang, Davis and Biro. The Audit Committee met two times during 2001. The Audit Committee’s written charter is attached as Appendix A to this Proxy Statement.

During the year ended December 31, 2001, the Board of Directors met six times via telephonic conferencing, and each director attended at least 75% of the Board of Directors’ meetings held during the period for which he was a director. The Board does not have a separate nominating committee.

REPORT OF THE AUDIT COMMITTEE

Board of Directors
OXIS International, Inc.

The Audit Committee of the Board of Directors is established pursuant to the Audit Committee Charter adopted by the Board of Directors on June 6, 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

The members of the Audit Committee during 2001 were Stuart S. Lang (Chairman), Richard A. Davis, and Timothy G. Biro. Each member of the Audit Committee is independent in the judgment of the Company’s Board of Directors and as required by the listing standards of the National Association of Securities Dealers, Inc. Members of the Audit Committee are appointed by the Board of Directors each year.

With respect to the year ended December 31, 2001, in addition to its other work, the Audit Committee:

•	Identified and assisted in the engagement of new independent auditors (King Griffin & Adamson P.C.) for fiscal 2001;

•	Reviewed and discussed with the Company’s management and the new independent auditors the audited financial statements of the Company as of December 31, 2001 and for the year then ended;

•
Discussed with these independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America; and received affirmation of their independence required by Independence Standards Board Standard No. 1.

Based upon the review and discussions summarized above, together with the Committee’s other deliberations, the Committee recommended to the Company and confirmed to the Board of Directors that the audited financial statements of the Company, as of December 31, 2001 and for the year then ended, be included in the Company’s Annual Report on Form 10–KSB for the year ended December 31, 2001 for filing with the Commission.

April 8, 2002

Stu	art S. Lang
Ric	hard A. Davis
Tim	othy G. Biro*

*
Mr. Biro retired from the Board, and this Committee, on March 7, 2002, and was replaced on April 8, 2002, by Thomas M. Wolf who was appointed to the Board of Directors as of March 7, 2002 and is a nominee for election to the Board.

Neither this Audit Committee report nor the attached Audit Committee Charter will be deemed incorporated by reference into any other filing, absent an express reference thereto.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

The Company pays an annual fee of $4,000 to each non-employee director and an additional $1,000 to non-employee directors for serving as committee chair. During 2001, OXIS did not make payments under this policy. Payments will resume in 2002. The Company does not pay meeting fees but directors are reimbursed for their expenses incurred in attending meetings. Employee directors receive no compensation as directors. Non-employee directors may also be compensated for special assignments.

Under the Company’s 1994 Stock Incentive Plan, non-employee directors are now automatically awarded options to purchase 30,000 shares of Common Stock upon becoming directors of the Company and automatically awarded options to purchase 5,000 shares of Common Stock annually thereafter. The initial award of option shares upon becoming a director in the recent past was 15,000 shares.

Executive Officers

Summary Compensation Table

The following table shows the compensation paid during the last three years to Company executive officers who received more than $100,000, or served as Chief Executive Officer, during any such year:

Name and Position	Year	Annual Compensation		Long Term Compensation Awards Options
		Salary	Bonus
Ray R. Rogers	2001	$215,000	—	470,588	(5)
Chairman of the Board, President and	2000	$240,000	—	200,000	(6)
Chief Executive Officer (1)	1999	$240,000	—	200,000	(7)
Joseph F. Bozman, Jr.	2001	$90,000	—	—
Former Chairman of the Board, President and	2000	$58,000	—	415,000	(6)
Chief Executive Officer (2)	1999	—	—	—
Humberto V. Reyes	2001	$255,000	—	—
Former President, OXIS Health Products, Inc.,	2000	$182,000	—	100,000	(6)
a subsidiary of the Company (3)	1999	$173,500	—	125,000	(7)
Jon S. Pitcher	2001	$115,000	—	—
Former Vice President, Chief Financial Officer	2000	$135,000	—	100,000	(6)
and Secretary (4)	1999	$135,000	—	75,000	(7)

(1)
Mr. Rogers resigned his position as the Company’s Chief Executive Officer effective February 15, 2000, and as the Company’s Chairman of the Board of Directors effective June 30, 2000. Mr. Rogers was reemployed by the Board and appointed as the Company’s interim Chairman, President and Chief Executive Officer on August 1, 2001.

(2)	Mr. Bozman resigned his position as the Company’s Chairman of the Board, President and Chief Executive Officer effective June 30, 2001.

(3)	Mr. Reyes resigned as President of OXIS Health Products, Inc. effective September 30, 2001.

(4)	Mr. Pitcher resigned as Vice President, Chief Financial Officer and Secretary effective March 31, 2001.

(5)	Options to purchase 470,588 shares of Common Stock awarded to Mr. Rogers as part of his 2001 compensation.

(6)
Options to purchase 200,000 shares of Common Stock awarded to Mr. Rogers, options to purchase 415,000 shares of Common Stock awarded to Mr. Bozman, options to purchase 100,000 shares of Common Stock awarded to Mr. Reyes and options to purchase 100,000 shares of Common Stock awarded to Mr. Pitcher as part of their 2000 compensation.

(7)
Options to purchase 200,000 shares of Common Stock awarded to Mr. Rogers, options to purchase 125,000 shares of Common Stock awarded to Mr. Reyes and options to purchase 75,000 shares of Common Stock awarded to Mr. Pitcher as part of their 1999 compensation.

OPTION GRANTS IN LAST FISCAL YEAR

Options granted to executive officers of the Company who are included in the Summary Compensation Table above for 2001 were as shown below:

	Individual Grants
Name	Number of common shares underlying grant		% of total options granted to employees in 2001	Exercise price per share	Expiration Date
Ray R. Rogers	470,588	(1)	76%	.085	July 31, 2011
Joseph F. Bozman, Jr.	None	(2)
Jon S. Pitcher	None
Humberto V. Reyes	None

(1)	These options granted to Mr. Rogers during 2001 became fully exercisable on February 28, 2002.

(2)	Under the formula option grant provisions of the 1994 Stock Incentive Plan, Mr. Bozman received a 5,000- share option on April 15, 2002.

FISCAL YEAR END OPTION VALUES

During 2001 no options were exercised by any of the Company’s executive officers. At December 31, 2001 options issued to the aforementioned executive officers and included in the Summary Compensation Table above and then outstanding are shown as follows:

Name	Number of common shares underlying unexercised options at December 31, 2001		Value of unexercised in-the-money options at December 31, 2001
	Exercisable	Unexercisable	Exercisable	Unexercisable
Ray R. Rogers	847,988	100,000	$61,176	—
Joseph F. Bozman, Jr.	15,000	—	—	—
Humberto V. Reyes	280,000	—	—	—
Jon S. Pitcher	194,000	—	—	—

Employment Contracts

Effective April 3, 2000, the Company entered into an Executive Separation and Employment Agreement with Ray R. Rogers. As a result thereof, Mr. Rogers resigned his executive office positions in 2000, and became a Special Advisor to the Company with annual compensation set at $240,000. Mr. Rogers voluntarily reduced his annual salary rate to $200,000 effective May 1, 2001. On August 1, 2001, pursuant to Board approval, Mr. Rogers and the Company entered into an Addendum to his Executive Separation and Employment Agreement which provided the following: employment for a one-year term ending June 30, 2002 (subject to extension); appointments as interim Chairman of the Board, President and Chief Executive Officer; and automatic extension of such employment for a one-year period ending June 30, 2003, if the interim appointment has not been terminated pursuant to the Company’s engagement of a permanent Chief Executive Officer prior to June 30, 2002. Based on current circumstances, the one-year term of employment has been automatically extended for the one-year term expiring June 30, 2003 (subject to earlier termination should the Company engage the services of a permanent Chief Executive Officer during that time period). If during the term of his extended employment Mr. Rogers’ employment is terminated, by appointment of a permanent Chief Executive Officer or other specified reasons, he is entitled to severance for a period of 12 months following such termination. “Severance” includes payment of current base salary and COBRA premiums payable in accordance with the Company’s normal payroll procedures; and immediate full vesting of any unvested stock options with a two-year period from the date of such employment termination to exercise the vested options (provided, however, if the option maturity date occurs sooner than the expiration of such two-year period, then the shorter period applies). Because of Mr. Rogers’ reduction in annual base salary effective May 1, 2001, the Board granted stock options based on a formula designed to recover, over the 12-month period ending April 30, 2002, the base salary reduction of $40,000. This resulted in a grant of options to purchase 470,588 shares each at an exercise price of $.085 per share, representing market value of a share of common stock on the date of grant. 392,150 of these shares became vested in full on February 28, 2002. Based on the March 1, 2002, change in control event (Meridian’s investment of $1.5 million), Mr. Rogers received a cash lump sum payment in an amount equal to $33,330. His annual base salary rate could have been restored to $240,000, however, in light of the Meridian transaction, Mr. Rogers’ annual base salary remains at $200,000, and the remaining 78,438 option shares under his 2001 grant have become vested. Also, as a result of the Meridian transaction, the bonus provisions in the Addendum have, by mutual agreement among the Company and Mr. Rogers, been eliminated.

As previously reported to the Company’s stockholders, Mr. Reyes and Mr. Pitcher also entered into employment agreements effective April 3, 2000. Both of these employees terminated their service with the Company in 2001, and their severance payments triggered by such employment termination have been paid in full. All stock options vested in Messrs. Reyes and Pitcher at the time of employment termination are reported above and must be exercised, if at all, in 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a result of the Company’s private placement of Series F Preferred stock with Meridian Financial Group, L.L.P., hereinbelow discussed, Peter Taussig also retired from service on the Board effective March 7, 2002. Mr. Taussig began his service on the Board on January 29, 2001. Mr. Taussig was engaged by the Company from time to time as a consultant on legal matters and was paid during fiscal 2001 a total of $108,915. The Company recently settled the remainder of its compensation obligation to Mr. Taussig (about $5,350) by agreeing to issue privately to Mr. Taussig 44,508 shares of its common stock, which was approved by the Board of Directors on April 8, 2002. The Company believes the compensation paid to Mr. Taussig for these services was fair and reasonable.

As discussed above under the heading “Beneficial Ownership of Securities—Series F Preferred Stock”, the Company completed a private offering of 1.5 million shares of its Series F Preferred stock to Meridian Financial Group, L.L.P. effective March 1, 2002. Each share of Series F Preferred stock is convertible into ten shares of common stock and is entitled to ten votes on any matter presented to the stockholders of the Company for a vote. As such, Meridian’s ownership of the Series F Preferred means that it effectively controls the Company. Dr. Marvin S. Hausman, currently a member of the Board of Directors and a nominee for director at this Annual Meeting, is a limited partner of Meridian and the president of its managing partner, Triax Capital Management, Inc. Meridian also holds a warrant to purchase up to 1.5 million shares of the Company’s common stock at $1.00 per share. This warrant expires March 1, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). In 2001 officers, directors and greater-than-10% stockholders were required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they filed. Based solely on a review of the copies of such reports furnished to the Company in 2001, the Company has determined that the following reporting persons subject to Section 16(a) have now filed reports but not on a timely basis: Ray R. Rogers with respect to his options granted on August 1, 2001, for 470,588 shares; Joseph F. Bozman, Jr. as to the lapse of options for 400,000 shares reportable by October 10, 2001; and Marvin S. Hausman, Thomas M. Wolf and Meridian Financial Group, L.L.P. (an affiliate of Dr. Hausman), whose initial Form 3s were filed on March 22, 2002, five days late.

CHANGES IN THE COMPANY’S CERTIFYING ACCOUNTANT

As reported to the Commission on January 17, 2002, the Company, as a cost conservation measure, on January 14, 2002, upon the recommendation of the Audit Committee of the Board of Directors, engaged the services of King Griffin & Adamson P.C., Dallas, Texas (“KGA”) to report on the Company’s year-end financial statements for the calendar year ending December 31, 2001. Accordingly, the Company dismissed its prior independent accountants, Deloitte & Touche LLP (“Deloitte”) on January 14, 2002. Deloitte’s independent auditor’s report on the Company’s consolidated financial statements for the calendar years 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Company’s ability to continue as a going concern. There were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. Deloitte’s letter confirming these matters accompanies the 8-K report filed with the Commission on January 17, 2002.

A representative of KGA is not expected to attend the Annual Meeting. Management of the Company believes it is capable of responding to any appropriate questions from stockholders.

Because the Audit Committee is newly constituted, and because KGA was just recently engaged in January, 2002, the Committee is still in the process of reviewing the 2001 audit engagement, and the auditor’s performance, before deciding upon selection of auditors for fiscal 2002. A final decision on selection and recommendation to the Board of Directors is expected soon.

Audit Fees

The aggregate fees billed by King Griffin & Adamson P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001, were $41,000.

All Other Fees

The Company did not engage KGA or Deloitte to provide advice to the Company regarding financial information systems design and implementations during the 2001 fiscal year. Fees billed to the Company by Deloitte during the 2001 fiscal year for reviews of financial statements included in the Company’s quarterly reports of Form 10-Q for the 2001 fiscal year and services at year-end 2001 were $14,300, and for all other non-audit services rendered to the Company during 2001 Deloitte billed the Company $19,000.

The Audit Committee did not consider whether the provision by Deloitte of non-audit services was compatible with maintaining Deloitte’s independence.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO 1994 STOCK INCENTIVE PLAN
(Item 2 On Proxy Card)

The Board of Directors and stockholders have previously approved the adoption of the Company’s 1994 Stock Incentive Plan (the “Plan”) and the reservation of 2,250,000 shares of the Company’s Common Stock for issuance thereunder. On April 8, 2002, the Board of Directors authorized an amendment to the Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by a total of 2,000,000 shares, bringing the total number of shares issuable under the Plan to 4,250,000. At the Annual Meeting, the stockholders are requested to consider and approve the proposed amendment to the Plan to increase the number of shares issuable under the Plan to 4,250,000. The Board of Directors believes that adopting this amendment to the Plan will help ensure OXIS’ ability to attract and retain the best available individuals to serve as employees, officers, directors, consultants, independent contractors and advisors of OXIS.

Summary of the Plan

The Plan permits granting stock options to acquire shares of OXIS’ Common Stock (“Options”), awarding stock bonuses of OXIS’ Common Stock, selling shares of OXIS’ Common Stock and granting stock appreciation rights (“SARs”) (collectively, the “Awards”). Both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (“NQSOs”) may be granted under the Plan.

Awards under the Plan are made in the discretion of the Board of Directors or its designated committee and therefore are not determinable, except for awards to directors of OXIS who are not employees of either OXIS or a subsidiary of OXIS (the “Non-Employee Directors”). Awards to Non-Employee Directors are automatic and non-discretionary and made pursuant to a formula. See “Administration” and “Options—Non-Employee Director Formula Option Grants,” below.

Purpose

The purposes of the Plan are to attract, retain and provide equity incentive to selected persons to promote the financial success of OXIS. The Board of Directors believes that it is essential to the future of OXIS that OXIS be in a position to grant Awards under a stock incentive plan to selected employees, officers, directors, consultants, independent contractors and advisors in order for OXIS to remain competitive in attracting and retaining such individuals.

Administration

The Plan is administered by the compensation committee of the Board of Directors (the “Plan Committee”) comprised of at least two “disinterested persons” within the meaning of former Rule 16b-3(c)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), although the Plan could be administered by the Board of Directors if it were comprised solely of “disinterested persons.” The interpretation and construction of any provision of the Plan or any related agreement by the Plan Committee is final and binding. With the exception discussed below in “Options—Non-Employee Director Formula Option Grants,” the Plan Committee (with Board approval as necessary) selects the persons to whom Awards will be granted, determines the type of Award, the number of shares to be covered by any Options or SARs awarded, the exercise price of any such Options, the period during which any such Options may be exercised and all other terms and conditions of Awards.

The Plan Committee has the power to modify, extend or renew outstanding options or SARs and to authorize the grant of new options or SARs, respectively, in substitution of options or SARs previously granted. Written consent of the option or SAR holder is required to any action that impairs any rights under any option or SAR previously granted.

Eligibility

With the exception discussed below in “Options—Non-Employee Director Formula Option Grants,” the Plan provides that Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of OXIS or any parent, subsidiary or affiliate of OXIS. ISOs may be granted only to employees (including officers and directors who are also employees) of OXIS or any parent, subsidiary or affiliate of OXIS. See “Certain United States Federal Income Tax Information” below for information concerning the tax treatment of ISOs and NQSOs.

As of April 1, 2002, there were six directors of OXIS (five of whom are Non-Employee Directors) and one OXIS officer (who is not a director) eligible to participate in the Plan. There are approximately 13 employees of OXIS and its subsidiaries who are not serving as officers who are also eligible to participate in the Plan. It is not possible to estimate the number of consultants, independent contractors and advisors who are or may become eligible to participate in the Plan.

Options

Grant of Options

The date of grant of an Option is the date on which the Plan Committee makes the determination to grant the Option unless a different date is specified by the Plan Committee. Option grants are evidenced by a written stock option grant and, if for any reason a written stock option grant is not executed within sixty (60) days of the date of grant, such Option grant will be null and void. OXIS will receive no consideration for the granting of Options. Subject to the express provisions of the Plan, the exercise of an Option will be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture.

Options are exercisable on the terms set forth in the stock option grant; provided that no Option will be exercisable after the expiration of ten years from the Option grant date, and no ISO granted to an employee who is a ten percent stockholder of OXIS will be exercisable after the expiration of five years from the Option grant date. The Plan Committee may accelerate the earliest exercise date of any Option.

The Plan states that there is a $100,000 limit to the aggregate fair market value (calculated as set forth in “Option Price” below) of stock with respect to which ISOs, whether granted under the Plan or any other ISO plan of OXIS or its parent or subsidiary, are exercisable for the first time by an optionee during any calendar year. The above limitations are driven by provisions of the Code and are subject to change in the event that the relevant sections of the Code or regulations promulgated thereunder are amended.

Option Price

The exercise price of a NQSO will be not less than eighty-five percent (85%) of the fair market value of the shares underlying the Option on the date the Option is granted. The exercise price of an ISO will be no less than one hundred percent (100%) of the fair market value of the shares on the date the Option is granted, unless the person to whom the Option is granted is a ten percent (10%) stockholder of OXIS in which case the exercise price will be not less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted. The Plan Committee has the power, within certain limitations, to reduce the exercise price of outstanding Options.

For purposes of the Plan, the fair market value of a share of OXIS’ Common Stock on a given date will be the closing price in the over the counter market (Bulletin Board)on the last trading day prior to the date of determination. The closing price per share of OXIS’ Common Stock on April 17, 2002 was $0.25.

The method of payment for shares issued upon exercise of Options granted under the Plan will be determined by the Plan Committee and may consist of cash, cancellation of indebtedness, other shares of OXIS Common Stock and certain other methods permitted by law.

Non-Employee Director Formula Option Grants

No ISOs, SARs or stock bonuses will be awarded or shares sold to Non- Employee Directors under the Plan. All grants of Options to Non-Employee Directors are automatic and nondiscretionary. Accordingly, no person will have any discretion to select which such Non-Employee Directors will be granted Options, to determine when such Options may be granted or to determine the number of shares of OXIS’ Common Stock to be covered by Options granted to such Non-Employee Directors. All grants of Options to such Non-Employee Directors will be made in strict accordance with the following provisions:

On the first business day following Board of Director approval of the Plan in 1994, each Non-Employee Director received a NQSO covering 3,000 shares of Common Stock. The closing price per share of OXIS’ Common Stock at that time was $17.50. Non-Employee Directors appointed by the Board of Directors or elected by the OXIS stockholders after such date received a NQSO covering 3,000 shares of Common Stock on the first business day following such appointment or initial election. Thereafter, annually on the first business day following the 1995 Annual Meeting of OXIS’ stockholders and the first business day following each Annual

Meeting thereafter, each Non-Employee Director (other than one taking office for the first time as a result of his or her election at such Meeting) received a NQSO covering 1,000 shares of Common Stock. Reference to the above number of shares reflects adjustment for the Company’s 1998 1-for-5 reverse split. Effective August 1, 2000, the Plan was amended by the Board of Directors so that new Non-Employee Directors would receive a NQSO covering 15,000 shares of Common Stock upon their appointment or election and each Non-Employee Director would receive a NQSO covering 5,000 shares of Common Stock annually on the first business day following each Annual Meeting. Effective April 8, 2002, the Plan was amended by the Board of Directors to increase the number of shares that new Non-Employee Directors will receive under a NQSO upon their appointment or election from 15,000 shares to 30,000 shares of Common Stock. Messrs. Hausman and Wolf, appointed to the Board on March 7, 2002, will receive 30,000-share options under this amendment.

The exercise price of such Options will be equal to one hundred percent (100%) of the fair market value of the shares on the date of grant determined as set forth under “Option Price” above.

Such Options will be exercisable beginning six months after the date of the grant and their term will be ten years.

Stock Bonuses

The Plan Committee may award shares under the Plan as stock bonuses for no consideration or for such minimum consideration as may be required by applicable law in an amount and form as determined by the Plan Committee. An award of a stock bonus will be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a stock bonus must also satisfy any applicable federal, state or local tax withholding requirements.

Stock Sales

The Plan Committee may issue shares of OXIS Common Stock under the Plan for such amount (no less than par value) and form of consideration as determined by the Plan Committee. A stock sale under the Plan will be subject to such terms, conditions and restrictions as the Plan Committee may impose in its sole discretion, including restrictions concerning transferability, repurchase or forfeiture. The purchaser must also satisfy any applicable federal, state or local tax withholding requirements.

Stock Appreciation Rights

The Plan Committee may grant a SAR in tandem with an Option or as a freestanding SAR. No consideration will be received by OXIS for the granting of SARs. Subject to the express provisions of the Plan, the exercise of a SAR will be subject to such terms, conditions and restrictions as the Plan Committee may impose at its sole discretion, including restrictions concerning transferability, repurchase and forfeiture. The recipient of a SAR must also satisfy any applicable federal, state or local tax withholding requirements upon exercise of the SAR.

A SAR will be exercisable only at the time or times established by the Plan Committee; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR was granted. If a SAR is granted in connection with an Option, the SAR will be exercisable only to the extent and on the same conditions that the related Option could be exercised and, upon exercise of such a SAR, any Option or any portion of such Option to which the SAR relates will terminate. Similarly, upon the exercise of an Option to which a SAR relates, the SAR or portion thereof to which the Option relates will terminate.

The Plan Committee may accelerate the earliest exercise date of any SAR.

Nonassignability of Options and SARs

Options and SARs granted pursuant to the Plan are nonassignable and nontransferable by the optionee or recipient, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee or recipient, only by the optionee or recipient or any permitted transferee.

Adjustment Upon Changes in Capitalization and Corporate Transactions

In the event that the number of outstanding shares of Common Stock of OXIS is increased or decreased by a change in the capital structure of OXIS without consideration, such as stock splits or dividends, or, if a substantial portion of the assets of OXIS are distributed without consideration to the stockholders of OXIS in a spin-off or similar transaction, appropriate adjustments will be made in the number or kind of shares available for Awards under the Plan, the number or kind of shares subject to outstanding Options or SARs and the exercise price per share of such Options.

In the event of a merger, consolidation, or similar occurrence where OXIS is not the surviving corporation, or the sale of all or substantially all of the assets of OXIS, each outstanding Award will be assumed or substituted by such successor corporation. In the event such successor corporation does not agree to assume or substitute such Awards or to provide substantially similar consideration to optionees or other recipients of Awards as was provided to stockholders, or in the event of a dissolution or liquidation of OXIS, the Awards will expire on a date at least twenty (20) days after OXIS has given written notice to each optionee specifying the terms and conditions of such termination.

Termination of Employment or Service Through Death, Disability or Otherwise

Under the Plan, in the event an optionee ceases to be employed by or to provide services to OXIS or any parent or subsidiary of OXIS (and, in the case of a NQSO, by or to any affiliate of OXIS) for any reason other than death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of thirty (30) days. If termination results from death or permanent and total disability, any Option which was exercisable at the date of termination may thereafter be exercised for a period of twelve (12) months. However, in no event may any Option be exercised once its term has expired.

Plan Amendment and Termination

Except as described below, the Plan Committee may amend the Plan at any time or may terminate the Plan without stockholder approval. However, except with respect to SARs which may be withdrawn or amended at any time or may become subject to retroactive rules and regulations, no action may be taken which would impair the rights of any recipient of an Award without the consent of such recipient. In any event, the Plan will terminate on April 30, 2004.

Stockholder approval is required for certain specified amendments to the Plan, including any amendment that increases the total number of shares for which Awards may be granted, extends the duration of the Plan, extends the period during and over which Options or SARs may be exercised under the Plan, or changes the class of persons eligible to receive awards granted under the Plan (except as may be required to comport with changes in the Code, ERISA or regulations promulgated thereunder).

Certain United States Federal Income Tax Information Regarding Options

Options granted under the Plan may be either ISOs, as defined in Section 422 of the Code, or NQSOs.

Incentive Stock Options

If an Option granted under the Plan is an ISO, the optionee will recognize no income as a result of the ISO grant and will incur no income tax liability at the time of exercise unless the optionee is subject to the alternative minimum tax. OXIS will not be allowed a deduction for federal income tax purposes as a result of the exercise of the ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of option exercise or the sale price of the stock. OXIS will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonqualified Stock Options

All Options that do not qualify as ISOs under the Code are NQSOs. Generally, an optionee will not recognize any taxable income at the time the optionee is granted a NQSO. However, upon exercise of the Option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of OXIS will be subject to tax withholdings by OXIS by payment in cash or out of the current earnings paid to the optionee. OXIS will be allowed a deduction for federal tax purposes in an amount equal to the income recognized by the optionee so long as OXIS has met all applicable withholding requirements and so long as the exercise of the option by optionee does not cause OXIS to violate the limits on executive compensation set forth in Section 162(m) of the Code. If the optionee holds such shares for more than one year following exercise of the option, any gain realized upon disposition will be treated as long-term capital gain. If the shares are sold within one year after the exercise date, any gain realized upon disposition will be treated as short-term capital gain. The gain realized upon disposition will be the excess, if any, of the sales price over the tax basis of the shares.

Tax Summary Only

The foregoing summary of the effect of federal income taxation upon the optionee and OXIS with respect to the purchase of OXIS’ shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country.

Options Received by Certain Persons

Options granted under the 1994 Stock Incentive Plan and granted separately from the 1994 Plan to certain individuals and groups of individuals since the inception of the Plan are set forth below:

	Number of Common Shares Underlying Grant
Executive officers included in Summary Compensation Table:
Ray R. Rogers	947,988
Joseph F. Bozman, Jr.	415,000
Humberto V. Reyes	280,000
Jon S. Pitcher	219,000
Nominees for election as directors, other than Rogers:
Stuart S. Lang…	12,000
Richard A. Davis	10,000
Marvin S. Hausman	*
Timothy C. Rodell	223,472
Thomas M. Wolf	*
All current executive officers, as a group	977,988
All current directors who are not executive officers, as a group	245,472	*
All employees, excluding executive officers, as a group	110,569

*	30,000-share options to be granted automatically to Messrs. Hausman and Wolf under the Plan in the second quarter of 2002.

Stockholder Rights

The recipient of an Award will have no rights as a stockholder of OXIS with respect to any shares underlying such Award until the date such recipient is issued a stock certificate for such shares of OXIS.

Vote Required

The approval of the amendment of the Plan requires the affirmative vote of the holders of a majority of the shares of Voting Stock present in person or represented by Proxy. Consequently, abstentions will have the effect of a vote against the proposed amendment.

THE BOARD, OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS AMENDMENT TO THE COMPANY’S 1994 STOCK INCENTIVE PLAN AS HEREINABOVE DISCUSSED IN PROPOSAL NO. 2. UNLESS OTHERWISE DIRECTED BY A STOCKHOLDER, PROXIES WILL BE VOTED “FOR” ADOPTION OF THIS AMENDMENT OF THE 1994 STOCK INCENTIVE PLAN.

OTHER MATTERS

The Board of Directors knows of no other matters that are to be brought before the Annual Meeting. If any other matters should be presented for proper action, it is the intention of the persons named in the Proxy to vote in accordance with their discretion pursuant to the terms of the Proxy.

It is important that the Proxies be returned promptly. Therefore, stockholders who do not expect to attend the Annual Meeting in person are urged to fill in, sign, date and return the enclosed Proxy.

The Company’s 2001 Annual Report to Stockholders, which contains information from its Annual Report on Form 10-KSB, including its financial statements for the year ended December 31, 2001, accompanies this Proxy Statement. The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001, will also be made available (without exhibits) free of charge to interested stockholders upon written request to Sharon Ellis, Chief Financial and Operating Officer, OXIS International, Inc., 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217, 503/283-3911.

The Company’s stock transfer agent and registrar is EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940. Telephone: (800) 726-9732

OX	IS INTERNATIONAL, INC.

Ra	y R. Rogers
Ch	airman, President and Chief Executive Officer

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF
OXIS INTERNATIONAL, INC.
CHARTER
(Adopted June 6, 2000)

I.    PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that the Board of Directors and management have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation independent accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more directors selected by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. At lease one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background with results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

“Independent director” means a person other than on officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Corporation’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(a)	a director who is employed by the Corporation or any affiliates for the current year or any of the past three years;

(b)
a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)
a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as a executive officer. Immediate family includes a person’s spouse, parent, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(d)
a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation’s securities) that exceed 5% of the Corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(e)	a director who is employed as an executive of another entity where any of the Corporation’s executives serve on that entity’s compensation committee.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financial statements consistent with IV.3 below.

IV.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.
Review the organization’s annual financial statements and any reports containing financial statements to be submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.
Review with the financial management and the independent accountants the Corporation’s Form 10-Qs prior to their filing and prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4.
Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have the Corporation to determine the accountants’ independence and obtain from the accountants a formal written statement delineating all relationships between the independent accountants and the Corporation. The Committee should recommend any action it deems appropriate to the full Board to oversee the independence of the accountants.

5.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

7.	In consultation with the independent accountants, review the integrity of the organization’s financial controls, accounting practices and procedures and financial reporting processes, both internal and external, and direct and supervise such changes and improvements as the Committee deems appropriate.

8.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

9.
Meet with the independent accountants of the Corporation at least annually to review with them the findings with respect to audits and review of the Corporation’s accounting records and practices and financial statements and condition. The Audit Committee may authorize the independent accountants of the Corporation to perform any services for the Corporation in connection with annual audits or otherwise, as the Audit Committee deems appropriate, and the Corporation shall pay any reasonable fees and charges for such services. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants.

Process Improvement

10.
Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.
Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.
Review any significant disagreement or controversy between management and the independent accountants in connection with the preparation of the financial statements or with respect to any other matter that may arise during the audit. The Committee shall determine the Corporation’s position with respect to such matter or refer such matter to the Board of Directors for determination.

13.
Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

14.
Ensure that management has the proper review system in place to ensure that Corporation’s financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

15.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

16.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

17.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

18.
Review any transactions other than authorized compensation and expense reimbursement by or between the Corporation and any directors or officers of the Corporation or any associated, affiliate, or other individual or entity with which the Corporation or an officer or director has any material relationship.

Investments and Investment Policies

19.	Review the investments and investment policies of the Corporation and advise the Board of Directors of any changes or improvements in such policies deemed appropriate by the Committee.

OXIS INTERNATIONAL, INC.

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stuart S. Lang and Richard A. Davis, and each of them, as Proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side, all the shares of Common Stock and voting Preferred Stock of OXIS International, Inc., held of record by, or otherwise entitled to be voted by, the undersigned on April 17, 2002 at the 2002 Annual Meeting of Stockholders of OXIS International, Inc., to be held on June 14, 2002 and any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are indicated, the Proxies will vote FOR Proposals 1 and 2.

1.	ELECTING DIRECTORS:
Nominees: (01) RICHARD A. DAVIS; (02) STUART S. LANG;
(03) MARVIN S. HAUSMAN; (04) TIMOTHY C. RODELL;
(05) RAY R. ROGERS; AND (06) THOMAS M. WOLF.

☐	FOR ALL NOMINEES
☐	WITHHELD ALL NOMINEES
☐	For all nominees except as noted below:

2.
APPROVING AN AMENDMENT OF THE COMPANY’S 1994 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES, TO AN AGGREGATE OF 4,250,000 SHARES:

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Mark here for address change and note at left    ☐

Mark here if you plan to attend the meeting    ☐

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN
ENVELOPE ENCLOSED.

If stock is held jointly, signature should include both names. If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title. If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer. If stock is held by a partnership, please sign in partnership name by authorized person.

Sig	nature: , 2002

Sig	nature: , 2002

OXIS INTERNATIONAL, INC.

1994 STOCK INCENTIVE PLAN

Amended through April 8, 2002.

1.     PURPOSE.     This 1994 Stock Incentive Plan (“Plan”)(1) is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of OXIS International, Inc., a Delaware corporation (the “Company”). Capitalized terms not otherwise defined herein are defined in Section 21 of this Plan.

2.    TYPES OF AWARDS.     The Committee (as defined in Section 16) may, from time to time, take the following actions under this Plan: (a) grant stock options (“Options”) to acquire shares of the common stock, $0.001 par value, of the Company (“Common Stock”) as provided in Sections 5 and 6; (b) award stock bonuses of Common Stock as provided in Section 8; (c) sell shares of the Common Stock as provided in Section 9; or (d) grant stock appreciation rights (“SARs”) as provided in Section 10 (all of the foregoing shall be collectively referred to as the “Awards”). Options granted under this Plan may be either (a) incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options (“NQSOs”), as designated at the time of grant. The shares of stock that may be awarded, sold, purchased or acquired upon exercise of Options or SARs granted under this Plan (the “Shares”) are shares of Common Stock.

3.    NUMBER OF SHARES.     The aggregate number of Shares that may be issued under this Plan is 4,250,000 Shares(2), subject to adjustment as provided in this Plan. If any Option or SAR expires, is terminated or is cancelled without being exercised in whole or in part, unissued Shares from such Option or SAR shall again be available under this Plan. Cash payments of SARs shall not reduce the number of Shares reserved for issuance under this Plan. If Shares sold or awarded as a bonus under the Plan are forfeited to the Company, the number of shares forfeited shall again be available under the Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options or SARs under this Plan.

4.     ELIGIBILITY.

(1)	Approved by the Company’s Board of Directors on June 15, 1994. Approved by the Company’s Stockholders on September 7, 1994.
(2)
Originally 1,200,000 shares were reserved under the Plan. Reserved shares were increased from 1,200,000 shares to 2,200,000 shares effective June 13, 1996 and further increased from 4,200,000 shares effective May 9, 1997. Reserved shares decreased to 840,000 shares as provided in Section 13 effective October 21, 1998 in connection with a one-for-five reverse split of the Common Stock. Reserved shares were increased from 840,000 shares to 1,365,000 shares effective December 2, 1999 and further increased to 2,250,000 shares effective December 12, 2000. On April 8, 2002 the Board of Directors approved an amendment increasing the reserved shares from 2,250,000 to 4,250,000 subject to approval of the Company’s Stockholders at the annual meeting to be held June 14, 2002.

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(a) General Rules of Eligibility.     Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. Awards may be granted to directors of the Company who are not employees of either the Company or a Subsidiary (a "Non-Employee Director") only pursuant to Section 6 of this Plan and in no event shall SARs or stock bonuses be awarded or Shares sold to Non-Employee Directors under this Plan. The Committee in its sole discretion shall select the recipients of Awards (“Participants”), subject to the restrictions set forth in the immediately preceding sentence. A Participant may be granted more than one Award under this Plan.

(b) Company Assumption of Awards.     The Company may also, from time to time, assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in replacement of the award assumed by the Company, or (ii) treating the assumed award as if it had been granted u nder this Plan if the terms of such assumed award could be applied to an award granted under this Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an award hereunder if the other company had applied the rules of this Plan to such grant.

5.    TERMS AND CONDITIONS OF OPTIONS.     The Committee shall determine whether each Option (other than Options granted pursuant to Section 6 of this Plan) is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

(a) Form of Option Grant.     Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in substantially the form attached hereto as Exhibit A or such other form as shall be approved by the Committee.

(b) Date of Grant.     The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that with respect to Options other than Options granted pursuant to Section 6 of this Plan if, for any reason, including a unilateral decision by the Company not to execute an agreement evidencing such option, a written Grant is not executed within sixty (60) days after the date of grant, such option shall be deemed null and void. No Option shall be exercisable until such Grant is executed by the Company and the person receiving the Option (the “Optionee”).

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(c) Exercise Price.     The exercise price of an NQSO shall be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any ISO granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“Ten Percent Stockholders”) shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

(d) Exercise Period.     Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date the Option is granted.

(e) Limitations on Options.     The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). To the extent that the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(f) Options Non-Transferable.     Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee

(g) Assumed Options.     In the event the Company assumes an option granted by another company in accordance with Section 4(b) above, the terms and conditions of such Option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new Option rather than assuming an existing option (as specified in Section 4), such new Option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

(h) Restrictions on Shares.     At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party. The provisions of this Section 5(h) shall not apply to any Option granted pursuant to Section 6 of this Plan.

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(i) Modification, Extension and Renewal of Options.     The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding Options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under Section 5(c) of this Plan for Options granted on the date the action is taken to reduce the exercise price. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding Options (or any installments thereof) are exercisable. The provisions of this Section 5(i) shall not apply to Options granted pursuant to Section 6 of this Plan.

6.     DIRECTOR FORMULA OPTION GRANTS.

Non-Employee Directors of the Company shall receive Options in accordance with the following terms:

(a) Formula Grant.    Each Non-Employee Director shall receive a NQSO for 30,000 Shares on the first business day following appointment by the Board or election by the stockholders, and thereafter annually on the first business day following each annual meeting thereafter shall receive a NQSO for 5,000 Shares.

(b) Terms of Grant.    Options granted pursuant to this Section 6 shall be subject to the following terms:

(i) Exercise Price and Payment Terms.     The exercise price for the Options granted pursuant to this Section 6 shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the date of the grant, payable in cash or otherwise in accordance with the alternatives specified in clauses (i), (ii), (iv), (v) and (vi) of Section 7(b) of this Plan.

(ii) Term.     The term of the Options shall be ten (10) years from the date the Option is granted.

(iii) Exercise Period.     The Options shall be exercisable beginning six (6) months after the date of the grant.

(iv) Other Terms.     The Options granted pursuant to this Section 6 shall be evidenced by a written Stock Option Grant in substantially the form of Exhibit A or such other form of Stock Option Grant as is approved by the Committee and the Options are otherwise subject to the limitations of Section 5(f) of this Plan.

(c) Amendments.     Notwithstanding Section 18 of this Plan, the provisions of this Section 6 shall not be amended more frequently than permitted for formula plans meeting the conditions of Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”).

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7.     EXERCISE OF OPTIONS.

(a) Notices.     Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee’s investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

(b) Payment.     Payment for the Shares may be made in cash (by check) or, where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option; (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (v) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vi) by any combination of the foregoing. Payment of the exercise price for Options granted pursuant to Section 6 shall be determined in accordance with Section 6.

(c) Withholding Taxes.     Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the “Tax Date”). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

5

(i) the election must be made on or prior to the applicable Tax Date;

(ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

(iii) all elections shall be subject to the consent or disapproval of the Committee;

(iv) if the Optionee is an officer or director of the Company or other person (in each case, an “Insider”) whose transactions in the Company’s Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and if the Company is subject to Section 16(b) of the Exchange Act, the election must be made at least six (6) months prior to the Tax Date and must otherwise comply with Rule 16b-3.

(d) Limitations on Exercise.     Notwithstanding anything else to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

8.     STOCK BONUSES.     The Committee may award Shares under the Plan as stock bonuses. The certificates representing the Shares awarded shall bear any legends required by the Committee. The Company may award Shares as a stock bonus to a Participant for no consideration or for such minimum consideration as may be required by applicable law in an amount and form as determined by the Committee. The Company may also require any Participant receiving a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or the Parent or Subsidiary, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule 16b-3, if applicable), a Participant may deliver Shares to the Company to satisfy the withholding obligation.

9.     STOCK SALES.     The Committee may issue Shares under the Plan for such amount and form of consideration as determined by the Committee; provided, however, that in no event shall the consideration be less than the par value of the Shares. The certificates representing the Shares shall bear any legends required by the Committee. The Company may require any Participant purchasing Shares issued under this Section 9 to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or any Parent or Subsidiary of the Company, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule 16b-3, if applicable), such Participant may deliver Shares to the Company to satisfy the withholding obligation.

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10.     STOCK APPRECIATION RIGHTS.

(a) Grant.     SARs may be granted under this Plan in tandem with an Option or as a freestanding SAR by the Committee, subject to such rules, terms and conditions as the Committee prescribes.

(b) SARs Non-Transferable.     SARs granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant receiving such SARs, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the life of the Participant only by the Participant or any permitted transferee.

(c) Modification, Extension and Renewal of SARs.    The Committee shall have the power to modify, extend or renew outstanding SARs and to authorize the grant of new SARs in substitution therefor, provided that any such action may not, without the written consent of the Participant holding a SAR, impair any rights under any SAR previously granted. Notwithstanding any other provision of this Plan, the Committee may accelerate the earliest date or dates on which outstanding SARs (or any installments thereof) are exercisable.

(d) Exercise.

(i) A SAR shall be exercisable only at the time or times established by the Committee; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date the SAR is granted. If a SAR is granted in connection with an Option, the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised. Upon exercise of a SAR, any Option or portion thereof to which the SAR relates shall terminate. If a SAR is granted in connection with an Option, upon exercise of the Option, the SAR or portion thereof to which the Option relates shall terminate.

(ii) The Committee may withdraw any SAR granted under this Plan at any time for any reason or no reason whatsoever and may impose any terms, conditions, or restrictions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. Such rules and regulations may govern the right to exercise SARs granted before adoption or amendment of such rules and regulations as well as SARs granted thereafter.

(iii) Each SAR shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one Share over its Fair Market Value on the date of grant (or, in the case of a SAR granted in connection with an Option, the option exercise price per Share under the Option to which the SAR relates), multiplied by the number of Shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subsection is negative. Payment by the Company upon exercise of an SAR may be made in Shares valued at Fair Market Value, in cash, or partly in Shares and partly in cash, all as determined by the Committee.

7

(iv) A fractional Share shall not be issued upon exercise of a SAR and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the SAR shall be rounded down to the nearest whole number, as determined by the Committee.

(v) Each Participant who has exercised a SAR shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If such Participant fails to pay the amount demanded, the Company or any Parent or Subsidiary of the Company may withhold that amount from other amounts payable to such Participant by the Company or any Parent or Subsidiary, including salary, subject to applicable law. With the consent of the Committee and subject to such requirements as may be imposed by the Committee (including the requirements of Rule 16b-3, if applicable), a Participant may satisfy this obligation, in whole or in part, by having the Company withhold from any Shares to be issued upon the exercise that number of Shares that would satisfy the withholding amount due or by delivering Shares to the Company to satisfy the withholding amount.

(vi) Upon the exercise of a SAR for Shares, the number of Shares reserved for issuance under this Plan shall be reduced by the number of Shares issued.

11.    PRIVILEGES OF STOCK OWNERSHIP.     No Participant receiving any Award under this Plan shall have any of the rights of a stockholder with respect to any Shares until the date of issue to the Participant of a stock certificate for such Shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee and each Participant holding SARs a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its stockholders.

12.     NO OBLIGATION TO EMPLOY; NO RIGHT TO FUTURE GRANTS.     Nothing in this Plan or any Award granted under this Plan shall confer on any Participant any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Participant’s employment or other relationship at any time, with or without cause, or (b) to have any Award(s) granted to such Participant under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

13.     ADJUSTMENT OF AWARD SHARES.     In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the stockholders of the Company, the number or kind of Shares available for Awards under this Plan, the number or kind of Shares subject to outstanding Options or SARs and the exercise price per Share of such Options, shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that a fractional Share shall not be issued upon exercise of any Option or SAR and any fractions

8

of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option or SAR shall be rounded down to the nearest whole number, as determined by the Committee; provided further, that the exercise price may not be decreased to below the par value, if any, for the Shares.

14.    ASSUMPTION OF AWARDS BY SUCCESSORS.

(a)    In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary or a Parent or where there is no substantial change in the stockholders of the corporation and the Awards granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards shall be assumed by the successor corporation, which assumption shall be binding on all Participants, an equivalent Award shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Participants’ Awards such as the exercise price and the vesting schedule of Options), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

(b)    In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Awards shall, notwithstanding any contrary terms in the Grant or other agreement pertaining to any such Award, expire on a date specified in a written notice given by the Committee to the Participants specifying the terms and conditions of such termination (which date must be at least twenty (20) days after the date the Committee gives the written notice).

15.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan shall become effective on the date that it is adopted by the Board. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. The Company will comply with the requirements of Rule 16b-3 (or its successor) with respect to stockholder approval. Options and SARs may be granted under the Plan at any time after the date the Plan is adopted by the Board, subject to Section 17. However, no Option or SAR granted under this Plan shall become exercisable until the Plan is approved by the stockholders, and all grants under this Plan prior to such approval shall be conditioned on and subject to such approval. No Shares may be awarded as bonuses or sold under this Plan until the Plan has been adopted by the Board and approved by the stockholders of the Company pursuant to this Section 15.

16.    ADMINISTRATION.    This Plan may be administered by the Board or a Committee appointed by the Board (the “Committee”). If all of the directors are not Disinterested Persons, the Board shall appoint a Committee consisting of not less than two directors, each of whom is a Disinterested Person and at all times during which the Company is registered under the Exchange Act, the Committee shall be comprised of Disinterested Persons. As used in this Plan, references to the “Committee” shall mean either such Committee or the

9

Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option or SAR granted or other Award received pursuant to this Plan shall be final and binding upon the Company and all persons having an interest in any Award or any Shares purchased pursuant to an Option, stock sale or SAR or received pursuant to any other Award. Subject to the express provisions of the Plan, the Committee may impose any terms, conditions, and restrictions on Awards, including the exercise of an Option or SAR, Shares awarded as a stock bonus, or Shares issues under Section 9 of this Plan. The restrictions may include, without limitation, restrictions concerning transferability, repurchase by the Company, and forfeiture of the Shares issued, such as the type of restrictions set forth in Section 5(h) of this Plan.

17.    TERM OF PLAN.    Options or SARs may be granted pursuant to this Plan and stock bonuses may be awarded under this Plan and Shares may be sold under this Plan from time to time on or prior to April 30, 2004, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the stockholders of the Company pursuant to Section 15 of this Plan.

18.    AMENDMENT OR TERMINATION OF PLAN.    The Board or Committee may, at any time, amend, alter, suspend or discontinue the Plan, but, except as provided in Section 10(d)(ii) of this Plan, no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award theretofore granted, without his or her consent, or which, without the approval of the stockholders of the Company, would:

(a) except as provided in Section 13 of the Plan, increase the total number of Shares reserved for the purposes of the Plan;

(b) extend the duration of the Plan;

(c) extend the period during and over which Options or SARs may be exercised under the Plan; or

(d) change the class of persons eligible to receive Awards granted hereunder (except as may be required to comport with changes in the Code, ERISA or regulations promulgated thereunder).

Without limiting the foregoing, the Committee may at any time or from time to time authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

19.    APPLICABLE LAW AND REGULATIONS.    The obligations of the Company under this Plan are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver Shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws, or if compliance with such laws would, in the opinion of the Company, be unduly burdensome or require the disclosure of information which would not be in the Company’s best interests.

10

20.    SECTION 16 CONSIDERATIONS.    With respect to persons subject to Section 16 of the Exchange Act, Awards granted or awarded under the Plan, the cash settlement of SARs and the tax withholding provisions of this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or any action by the Committee fails to so comply, any such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. Persons subject to Section 16 of the Exchange Act are advised that there may be considerations relevant to transactions they engage in with respect to the Awards or the Shares (in addition to the provisions of the Plan or actions of the Committee) which may determine whether such transactions comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. Such considerations may include, by way of example, restrictions on the exercise of SARs during the first six (6) months following the date of grant and resales of Shares acquired upon receipt of an Award or exercise of an Option.

21.    CERTAIN DEFINITIONS.    As used in this Plan, the following terms shall have the following meanings:

(a) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(b) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(c) “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

(d) “Disinterested Persons” shall have the meaning set forth in Rule 16b-3(c)(2) as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

(e) “Fair Market Value” shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or system on the last trading day prior to the date of determination.

11

EXHIBIT A

STOCK OPTION GRANT

Optionee:

Address:

Total Shares Subject to Option:

Exercise Price Per Share:

Date of Grant:

Expiration Date of Option:

Type of Stock Option:            Incentive:

Nonqualified:

1.    Grant Of Option.    OXIS International, Inc., a Delaware corporation (the “Company”), hereby grants to the optionee named above (“Optionee”) an option (this “Option”) to purchase the total number of shares of common stock of the Company set forth above (the “Shares”) at the exercise price per share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this grant and the Company’s 1994 Stock Incentive Plan, as amended to the date hereof (the “Plan”). If designated as an incentive stock option above, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2.    Exercise Period of Option.    The option rights granted hereunder are exercisable during the time period or periods, and as to the number of Shares exercisable during each time period, as follows:

             Shares, or any part thereof, may be exercised at any time or times, from and including             to and including             ;

An additional              Shares, or any part thereof, may be exercised at any time or times, from and including              to and including             ;

An additional          Shares, or any part thereof, may be exercised at any time or times, from and including              to and including             ;

Exhibit A—Page 1

An additional              Shares, or any part thereof, may be exercised at any time or times, from and including              to and including             ;

An additional              Shares, or any part thereof, may be exercised at any time or times, from and including              to and including             .

Notwithstanding the above, (i) the Committee or to the extent a Committee has not been appointed, the Board of Directors (it being understood in such event reference herein to the Committee shall mean the Board of Directors), in its sole discretion, may, upon written notice to the Optionee, accelerate the earliest date or dates on which any of the Option rights granted hereunder are exercisable, (ii) the minimum number of Shares that may be purchased upon any partial exercise of the Option is One Hundred (100) Shares, and (iii) this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed “Vested Options.”

3.    Restriction on Exercise.    This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company’s Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

4.    Termination of Option.    Except as provided below in this Section 4, this Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the “Termination Date”).

5.    Termination Generally.    If Optionee ceases to be employed by the Company and all parents, subsidiaries or affiliates of the Company for any reason except death or disability, the vested options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this option may not be exercised in any event after the expiration date.

6.    Death or Disability.    If Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the permanent and total disability of Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the

Exhibit A—Page 2

Termination Date, may be exercised by Optionee (or Optionee’s legal representative), but only within twelve (12) months after the Termination Date; and provided further that this Option may not be exercised in any event later than the Expiration Date.

7.    No Right to Employment.    Nothing in the Plan or this Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

8.    Manner of Exercise.

(a)    Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee’s election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

(b)    Exercise Price.    The Stock Option Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Committee at the date of grant of this Option, or any combinations thereof:

•	by cancellation of indebtedness of the Company to the Optionee;

•
by surrender of shares of Common Stock of the Company already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;

•	by waiver of compensation due or accrued to Optionee for services rendered;

•
provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

•
provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

Exhibit A—Page 3

9.    Withholding Taxes.    Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee’s minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 7(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

10.    Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative.

11.    Notice of Disqualifying Disposition of ISO Shares.    If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

12.    Nontransferability of Option.    This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or other permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

13.    Federal Tax Consequences.    Set forth below is a brief summary, as of the date this form of Option Grant was adopted, of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

14.    Exercise of ISO.    If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

15.    Exercise of Nonqualified Stock Option.    If this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

Exhibit A—Page 4

16.    Disposition of Shares.    In the case of a nonqualified option, if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a “disqualifying disposition”), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the “Spread”). Any gain in excess of the Spread shall be treated as capital gain.

17.    Interpretation.    Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Company’s Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

18.    Entire Agreement.    The Plan and the Stock Option Exercise Agreement attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

Exhibit A—Page 5

OX	IS INTERNATIONAL, INC.,
a D	elaware corporation

By	:

Na	me:

Tit	le:

ACCEPTANCE

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.

OP	TIONEE

[Si	gnature]

[Pr	int Name]

[D	ate]

Exhibit A—Page 6

EXHIBIT 1
TO STOCK OPTION GRANT

STOCK OPTION EXERCISE AGREEMENT

This Agreement is made this              day of                  , 19     between OXIS International, Inc., a Delaware corporation (the “Company”), and the optionee named below (“Optionee”).

Optionee:

Social Security Number:

Address:

Number of Shares Purchased:

Price Per Share:

Aggregate Purchase Price:

Date of Option Grant:

Type of Stock Option: Incentive:

Nonqualified:

Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete]:

☐	cash (check) in the amount of $ , receipt of which is acknowledged by the Company;

☐
by delivery of fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $                     per share (determined in accordance with the Plan);

☐	by the waiver hereby of compensation due or accrued for services rendered in the amount of $ ;

☐
by delivery of a “same day sale” commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $                     and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company’s stock exists); or

Exhibit 1—Page 1

☐
by delivery of a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $                     directly to the Company (this payment method may be used only if a public market for the Company’s stock exists).

The Company and Optionee hereby agree as follows:

1.    Purchase of Shares.    On this date and subject to the terms and conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the “Grant”), with respect to the Number of Shares Purchased set forth above of the Company’s Common Stock (the “Shares”) at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the “Purchase Price”) and the Price per Share set forth above (the “Purchase Price Per Share”). The term “Shares” refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

2.    Representations of Purchaser.    Optionee represents and warrants to the Company that:

Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the potential lack of liquidity of the Shares [and the restrictions on transferability of the Shares (e.g., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans)].

Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

[Optionee is purchasing the Shares for Optionee’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “1933 Act”)].

[Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.]

Exhibit 1—Page 2

3.    [Compliance with Securities Laws.    Optionee understands and acknowledges that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box]:

•	Section 4(2) of the 1933 Act

•	Other: .]

4.    Federal Restrictions on Transfer.    (a) Optionee understands that the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.]

5.    [Rule 144.    Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, requires that a minimum of two (2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144.]

6.    State Law Restrictions on Transfer.    Optionee understands that transfer of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

7.    [Legends.    Optionee understands and agrees that the certificate(s) representing the Shares will bear a legend in substantially the following form, in addition to any other legends required by applicable law:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.”]

[BRACKETED SECTIONS APPLY ONLY IF THE SHARES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT]

Exhibit 1—Page 3

8.    Stop-Transfer Notices.    Optionee understands and agrees that, in order or ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.    Tax Consequences.    OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

10.    Entire Agreement.    The Plan and Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by Oregon law except for that body of law pertaining to conflict of laws.

OPTIONEE	OXIS INTERNATIONAL, INC., a Delaware Corporation

By:	By:

Name:	Name:

Address:	Title:

Exhibit 1—Page 4